EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ Edward B. Grant Edward B. Grant

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ Phillip G. Peasley Phillip G. Peasley

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ Duane A. Carr Duane A. Carr

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ William E. Goggin William E. Goggin

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ Charles W. Jennings Charles W. Jennings

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ John McCormack John McCormack

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ David D. Roslund David D. Roslund

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN MCCORMACK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation relating to shares of Common Stock to be issued pursuant to the Firstbank Corporation Employee Stock Purchase Plan any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1999	/s/ Mary D. Deci Mary D. Deci